UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

RESEARCH FRONTIERS INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

c/o Continental Proxy Services – 8th Floor 17 Battery Place, New York NY 10004–1123	Research Frontiers Incorporated 240 Crossways Park Drive Woodbury, NY 11797

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on June 8, 2017

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

Dear Stockholder,

Notice is hereby given that the Annual Meeting of Stockholders of Research Frontiers Incorporated (the “Company”) will be held at the Company’s corporate office located at 240 Crossways Park Drive, Woodbury, New York 11797, on June 8, 2017 at 11:00 A.M., local time, for the following purposes:

1.	To elect one Class III director;

2.	To ratify the selection of BDO USA, LLP as the independent registered public accountants of the Company for the fiscal year ending December 31, 2017;

3.	To vote on an advisory resolution on the Company’s executive compensation;

4.	To vote on the frequency of future stockholder advisory votes on the Company’s executive compensation; and

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 18, 2017 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournments thereof.

If no specification is made, this proxy will be voted FOR the nominee listed above, FOR RATIFICATION of Proposal 2, FOR APPROVAL of Proposal 3, and 3 YEARS for Proposal 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

The Proxy Materials are available for review at:
http://www.cstproxy.com/smartglass/2017

Research Frontiers
Incorporated
240 Crossways Park Drive
Woodbury, NY 11797

Important Notice Regarding the Availability of Proxy Materials For the Stockholder Meeting to Be Held On June 8, 2017

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 1, 2017 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

-	the Company’s Annual Report for the year ended December 31, 2016.
-	the Company’s 2017 Proxy Statement (including all attachments thereto).
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to shareholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, proxy number, and account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,
or
By logging on to http://www.cstproxy.com/smartglass/2017
or
By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.